SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549





                                 FORM 8-K


                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


                             December 15, 1998
                             -----------------
             Date of Report (Date of earliest event reported)


                    DONALDSON, LUFKIN & JENRETTE, INC.
                    ----------------------------------
          (Exact name of registrant as specified in its charter)


Delaware                              1-6862                  13-1898818
(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
of organization)                                        Identification Number)


                              277 Park Avenue
                         New York, New York 10172
                         ------------------------
            (Address of principal executive offices) (zip code)

                              (212) 892-3000
                              --------------
           (Registrant's telephone number, including area code)



       (Former Name or Former Address, if Changed Since Last Report)




                 Exhibit Indexis on page 4 of this filing



Item 5. OTHER EVENTS

       On December 15, 1998, Donaldson, Lufkin & Jenrette, Inc. (the "Company") amended the Distribution Agreement dated October 30, 1998 (the "Distribution Agreement") previously on file with the Securities and Exchange Commission and appointed six new agents (the "New Agents") to the Medium-Term Notes program which commenced on October 30, 1998, pursuant to supplemental agreements (the "New Agent Supplemental Agreements") between the Company, Donaldson, Lufkin & Jenrette Securities Corporation and the New Agents. The New Agents include Chase Securities Inc., Deutsche Bank Securities Inc., First Chicago Capital Markets, Inc., NationsBanc Montgomery Securities LLC, Paribas and SG Cowen Securities Corporation.

       The form of the New Agent Supplemental Agreement is attached hereto as
Exhibit 1 and is incorporated by reference herein.

Item 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS

      c. Exhibits.

         1   Form of the New Agent Supplemental Agreement.





                                 SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DONALDSON, LUFKIN & JENRETTE, INC.

Date: January 11, 1999             By /s/ Marjorie S. White
                                      -------------------------------
                                      Name:  Marjorie S. White
                                      Title: Secretary



                               EXHIBIT INDEX
                                                                  Sequentially
Exhibit                                                              Numbered
Number   Exhibit                                                       Page
                                                                       ----
1        Form of the New Agent Supplemental Agreement.